Income Tax - Summary Of Detailed Information About Income Tax (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Major components of tax expense (income) [abstract]
Current Tax Provision	$ (1,387)	$ (186)	$ (93)
Deferred Tax Benefit
Benefit relating to origination and reversal of temporary differences	1,592	38	10
Adjustments in respect of temporary differences of previous years (and currency fluctuations)	27	0	0
Net Income Benefit/(Expense)	$ 232	$ (148)	$ (83)